Exhibit 99.1

Monthly Operating Report

CASE NAME: MINORPLANET SYSTEMS USA, INC. *	ACCRUAL BASIS

CASE NUMBER: 04-31200 HDH-11

JUDGE: HARLIN D. HALE

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

6 DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: MARCH 31, 2004

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARERS (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARERS HAVE ANY KNOWLEDGE.

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED, AND CAREN (292) LIMITED.

RESPONSIBLE PARTY:

/s/ W. MICHAEL SMITH ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	CHIEF OPERATING AND FINANCIAL OFFICER TITLE
W. MICHAEL SMITH PRINTED NAME OF RESPONSIBLE PARTY	APRIL 19, 2004 DATE

PREPARERS:

/s/ ROBERT GRAY ORIGINAL SIGNATURE OF PREPARER	CHIEF ACCOUNTING OFFICER TITLE
ROBERT GRAY PRINTED NAME OF PREPARER	APRIL 19, 2004 DATE
/s/ NEIL READ ORIGINAL SIGNATURE OF PREPARER	DIRECTOR OF REVENUE ASSURANCE TITLE
NEIL READ PRINTED NAME OF PREPARER	APRIL 19, 2004 DATE

Monthly Operating Report

CASE NAME: MINORPLANET SYSTEMS USA, INC. *	ACCRUAL BASIS-1

CASE NUMBER: 04-31200 HDH-11

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH
ASSETS		AMOUNT	Feb-04	Mar-04	MONTH
1.	UNRESTRICTED CASH (NOTE 2)	$2,157,646	$3,192,225	$3,338,549
2.	RESTRICTED CASH		$0	$0

3.	TOTAL CASH	$2,157,646	$3,192,225	$3,338,549

4.	ACCOUNTS RECEIVABLE (NET)	$3,355,364	$3,342,846	$3,439,797
5.	INVENTORY	$1,383,632	$1,267,435	$1,158,623
6.	NOTES RECEIVABLE	$0	$0	$0
7.	PREPAID EXPENSES	NOTE 1	$290,134	$277,878
8.	OTHER: (ATTACH LIST) SEE ATTACH. 1.1	$349,891	$1,712,659	$1,705,566

9.	TOTAL CURRENT ASSETS	$7,246,533	$9,805,299	$9,920,413

10.	PROPERTY, PLANT & EQUIPMENT		$26,547,981	$26,448,921
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION		($23,436,339)	($23,510,823)

12.	NET PROPERTY, PLANT & EQUIPMENT (SEE NOTE 3)	$1,969,104	$3,111,642	$2,938,098

13.	DUE FROM INSIDERS	$0	$0	$0
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST) SEE ATTACH. 1.1	$1,487,144	$35,488,075	$35,157,710
15.	OTHER

16.	TOTAL ASSETS	$10,702,781	$48,405,016	$48,016,221

POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$260,267	$315,282
18.	TAXES PAYABLE		$175,051	$217,293
19.	NOTES PAYABLE		$0	$0
20.	PROFESSIONAL FEES		$0	$0
21.	SECURED DEBT		$0	$0
22.	OTHER
	ACCRUED EXPENSES & OTHER LIABILITIES (NOTE 4)		$703,887	$886,671

23.	TOTAL POSTPETITION LIABILITIES		$1,139,205	$1,419,246

PREPETITION LIABILITIES
24.	SECURED DEBT	$0	$0	$0
25.	PRIORITY DEBT	$553,826	$288,204	$257,577
26.	UNSECURED DEBT	$19,514,545	$19,793,028	$19,932,491
27.	OTHER (ATTACH LIST) SEE ATTACH. 1.2		$722,547	$546,553

28.	TOTAL PREPETITION LIABILITIES	$20,068,371	$20,803,779	$20,736,621

28A.	DEFERRED PRODUCT & SERVICE REVENUE		$8,480,301	$8,203,981
28B.	PRODUCT WARRANTY ACCRUAL		$538,097	$506,921
28C.	ACCRUED EMPLOYEE VACATION EXPENSE		$187,986	$187,986

29.	TOTAL LIABILITIES	$20,068,371	$31,149,368	$31,054,755

EQUITY
30.	PREPETITION OWNERS’ EQUITY		$17,327,691	$17,327,691
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		($83,430)	($377,612)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION) SEE ATTACH. 1.2		$11,387	$11,387

33.	TOTAL EQUITY		$17,255,648	$16,961,466

34.	TOTAL LIABILITIES & OWNERS’ EQUITY		$48,405,016	$48,016,221

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED, AND CAREN (292) LIMITED.

NOTE 1:	NO VALUE WAS REPORTED ON SCHEDULE AS MARKET VALUE IS EITHER $0 OR UNKNOWN.

NOTE 2:	CASH BALANCE INCLUDES A $275,000 RETAINER FOR PROFESSIONAL SERVICES HELD IN AN ESCROW ACCOUNT ON BEHALF OF MINORPLANET SYSTEMS USA INC. BY NELIGAN, TARPLEY, ANDRES, & FOLEY LLP AND A $200,000 RETAINER FOR PROFESSIONAL SERVICES HELD IN AN ESCROW ACCOUNT ON BEHALF OF MINORPLANET SYSTEMS USA INC BY FTI CONSULTING INC.

NOTE 3:	SCHEDULE AMOUNT EXCLUDED LEASEHOLD IMPROVEMENTS AND EQUIPMENT RECORDED UNDER CAPITAL LEASE OBLIGATIONS THAT HAVE NO MARKET VALUE.

NOTE 4:	TELECOMMUNICATIONS EXPENSE ACCRUALS OF $447,630 AND REMAINING PAYABLES DUE UNDER EQUIPMENT EXECUTORY LEASE CONTRACTS (ACCOUNTED FOR AS CAPITAL LEASES) OF $210,616 ARE INCLUDED IN THIS BALANCE AT MARCH 31, 2004.

MONTHLY OPERATING REPORT - ATTACHMENT 1.1
OTHER ASSETS

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

	SCHEDULE	MONTH	MONTH
8. OTHER CURRENT ASSETS	AMOUNT	Feb-04	Mar-04	MONTH
LEASE RECEIVABLES (NET)- CURRENT PORTION	$349,891	$339,352	$363,715
DEFERRED PRODUCT COSTS -CURRENT PORTION	NOTE 1	$1,373,307	$1,341,851

TOTAL OTHER CURRENT ASSETS	$349,891	$1,712,659	$1,705,566

	SCHEDULE	MONTH	MONTH
14. OTHER ASSETS (NON-CURRENT)	AMOUNT	Feb-04	Mar-04	MONTH
LICENSE RIGHTS (NET)	NOTE 1	$32,177,559	$31,959,664
LEASE RECEIVABLES (NET)- NON- CURRENT PORTION	$1,313,378	$1,242,340	$1,217,517
DEFERRED PRODUCT COSTS -NON-CURRENT PORTION	NOTE 1	$1,853,324	$1,759,378
SECURITY DEPOSITS	$173,766	$174,766	$181,066
DEFERRED FEES & LOAN COSTS — SENIOR NOTES	NOTE 1	$40,085	$40,085

TOTAL OTHER NON-CURRENT ASSETS	$1,487,144	$35,488,075	$35,157,710

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED, AND CAREN (292) LIMITED.

NOTE 1: NO VALUE REPORTED ON SCHEDULE AS MARKET VALUE OF ASSET IS EITHER $0 OR UNKNOWN.

MONTHLY OPERATING REPORT - ATTACHMENT 1.2
OTHER PRE-PETITION LIABILITIES & DIRECT CHARGES TO EQUITY

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

	MONTH	MONTH
27. Other Pre-Petition Liabilities	Feb-04	Mar-04	MONTH
Telecommunications accrued expenses	$133,681	$0
General reserve for future tax audits	$275,000	$296,105
Other miscellaneous accrued expenses	$313,866	$250,448

Total Other Pre-Petition Liabilities	$722,547	$546,553

	MONTH	MONTH
32. Direct Charges to Equity	Feb-04	Mar-04	MONTH
Non-cash stock based compensation expense (stock options accounted for under variable accounting method)	$11,387	$0

Total Direct Charges to Equity	$11,387	$0

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED, AND CAREN (292) LIMITED.

Monthly Operating Report

CASE NAME: MINORPLANET SYSTEMS USA, INC. *	ACCRUAL BASIS-2

CASE NUMBER: 04-31200 HDH-11

INCOME STATEMENT

		MONTH	MONTH
		Feb-04	Mar-04	MONTH
REVENUES
1.	GROSS REVENUES	$1,850,761	$1,933,612
2.	LESS: RETURNS & DISCOUNTS	$2,600	$8,973	$0
3.	NET REVENUE	$1,848,161	$1,924,639	$0
COST OF GOODS SOLD
4.	PRODUCT & SERVICES	$980,941	$948,395
5.	DIRECT LABOR
6.	DIRECT OVERHEAD

7.	TOTAL COST OF GOODS SOLD	$980,941	$948,395	$0

8.	GROSS PROFIT	$867,220	$976,244	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$97,926	$86,616
10.	SELLING & MARKETING (NOTE 1)	$103,367	$95,955
11.	GENERAL & ADMINISTRATIVE (NOTE 1)	$38,711	$363,699
12.	RENT & LEASE - FACILITIES (NOTE 2)	$98,318	$71,713
13.	OTHER
	CUSTOMER SERVICE (NOTE 1)	$103,793	$146,506
	ENGINEERING (NOTE 1)	$136,727	$152,522

14.	TOTAL OPERATING EXPENSES	$578,842	$917,011	$0

15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$288,378	$59,233	$0
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)
	INTEREST INCOME	($38,607)	($32,559)
17.	NON-OPERATING EXPENSE (ATT. LIST)
	LOSS ON RETIRED EQUIPMENT	$26,374	$9,525
18.	INTEREST EXPENSE	$17,108	$1,498
19.	DEPRECIATION / DEPLETION	$142,298	$136,954
20.	AMORTIZATION	$217,894	$217,894
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$365,068	$333,312	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$0	$0
24.	U.S. TRUSTEE FEES	$0	$0
25.	OTHER (ATTACH LIST) SEE ATTACH 2.1	$6,740	$20,103

26.	TOTAL REORGANIZATION EXPENSES	$6,740	$20,103	$0

27.	INCOME TAX
28.	NET PROFIT (LOSS)	($83,430)	($294,182)	$0

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED AND CAREN (292) LIMITED.

NOTE 1:	INCLUDES SALARIES FOR NON-OFFICERS, DEPARTMENTAL BENEFITS AND TAXES, AND OTHER DEPARTMENTAL EXPENSES.

NOTE 2:	FACILITY RENTS NET OF RECEIPTS FROM SUB-LEASES.

MONTHLY OPERATING REPORT - ATTACHMENT 2.1
OTHER REORGANIZATION FEES

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

	MONTH	MONTH
25. Other Reorganization Fees	Feb-04	Mar-04	MONTH
Nasdaq - meeting to appeal delisting notice	$5,000
McCord & Associates- press releases related to bankruptcy	$1,400
Depository Trust Company - bankruptcy mailing	$340
Loss on write-off of leasehold improvements		$20,103

Total Other Reorganization Fees	$6,740	$20,103

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED, AND CAREN (292) LIMITED.

Monthly Operating Report

CASE NAME: MINORPLANET SYSTEMS USA, INC. *	ACCRUAL BASIS-3

CASE NUMBER: 04-31200 HDH-11

		MONTH	MONTH
		Feb-04	Mar-04	MONTH
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH — BEGINNING OF MONTH (NOTE 1)	$2,632,646	$3,192,225
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$1,861,336	$1,174,633
4.	POSTPETITION	$11,344	$754,259
5.	TOTAL OPERATING RECEIPTS	$1,872,680	$1,928,891
NON — OPERATING RECEIPTS
6.	LOANS & ADVANCES	$0	$0
7.	SALE OF ASSETS	$0	$0
8.	OTHER	$2,820	$93

9.	TOTAL NON-OPERATING RECEIPTS	$2,820	$93

10.	TOTAL RECEIPTS	$1,875,501	$1,928,985

11.	TOTAL CASH AVAILABLE	$4,508,147	$5,121,209
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$475,633	$433,247
13.	PAYROLL TAXES PAID	$165,981	$187,820
14.	TRAVEL, ENT. & EXPENSE REIMB.	$28,660	$45,163
15.	SALES, USE & OTHER TAXES PAID	$146,738	$172,784
16.	INSURANCE	$182,691	$77,054
17.	RENTAL / LEASES	$152,369	$147,203
18.	TELECOM	$91,480	$475,704
19.	VEHICLE EXPENSES	$19,174	$18,773
20.	INVENTORY PURCHASES	$4,718	$6,418
21.	UTILITIES	$1,557	$11,169
22.	OTHER	$40,182	$207,325
23.	TOTAL OPERATING DISBURSEMENTS	$1,309,182	$1,782,660
REORGANIZATION EXPENSES
24.	PROFESSIONAL FEES	$0	$0
25.	U.S. TRUSTEE FEES	$0	$0
26.	OTHER (ATTACH LIST)	$6,740	$0

27.	TOTAL REORGANIZATION EXPENSES	$6,740	$0

28.	TOTAL DISBURSEMENTS	$1,315,922	$1,782,660

29.	NET CASH FLOW	$559,578	$146,324

30.	CASH — END OF MONTH (NOTE 1)	$3,192,225	$3,338,549

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED AND CAREN (292) LIMITED.

NOTE 1:	CASH BALANCE INCLUDES A $275,000 RETAINER FOR PROFESSIONAL SERVICES HELD IN AN ESCROW ACCOUNT ON BEHALF OF MINORPLANET SYSTEMS USA INC. BY NELIGAN, TARPLEY, ANDREWS & FOLEY LLP AND A $200,000 RETAINER FOR PROFESSIONAL SERVICES HELD IN AN ESCROW ACCOUNT ON BEHALF OF MINORPLANET SYSTEMS USA INC. BY FTI CONSULTING INC.

Monthly Operating Report

CASE NAME: MINORPLANET SYSTEMS USA, INC. *	ACCRUAL BASIS-4

CASE NUMBER: 04-31200 HDH-11

		SCHEDULE	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	Feb-04	Mar-04	MONTH
1.	0-30		$2,240,596	$2,324,803
2.	31-60		$867,485	$787,664
3.	61-90		$219,861	$291,197
4.	91+		$324,888	$325,404

5.	TOTAL ACCOUNTS RECEIVABLE		$3,652,830	$3,729,067

6.	AMOUNT CONSIDERED UNCOLLECTIBLE		($309,984)	($289,270)

7.	ACCOUNTS RECEIVABLE (NET)	$3,355,364	$3,342,846	$3,439,797

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH: Mar-04

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$32,828	$1,353
2.	STATE	$153,666	$29,446
3.	LOCAL	$0	$0
4.	OTHER	$0	$0

5.	TOTAL TAXES PAYABLE	$186,494	$30,799

6.	ACCOUNTS PAYABLE	$314,279	$1,003

STATUS OF POSTPETITION TAXES	MONTH: Mar-04

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	OR ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	$0	$78,885	$76,185	$2,700
2.	FICA-EMPLOYEE	$0	$36,306	$36,306	$0
3.	FICA-EMPLOYER	$0	$36,306	$36,306	$0
4.	UNEMPLOYMENT	$0	$650	$650	$0
5.	FEDERAL EXCISE TAX (720)	$30,792	$30,128	$29,439	$31,481
6.	OTHER (ATTACH LIST)	$0	$16,982	$16,982	$0

7.	TOTAL FEDERAL TAXES	$30,792	$199,255	$195,867	$34,181

STATE AND LOCAL
8.	WITHHOLDING		$2,853	$2,853	$0
9.	SALES	$131,759	$130,749	$114,813	$147,695
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$10,122	$10,122	$0
12.	REAL PROPERTY		$0	$0	$0
13.	PERSONAL PROPERTY	$12,500	$22,917	$0	$35,417
14.	OTHER		$255	$255	$0

15.	TOTAL STATE & LOCAL	$144,259	$166,896	$128,043	$183,112

16.	TOTAL TAXES	$175,051	$366,151	$323,910	$217,293

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED AND CAREN (292) LIMITED.

Monthly Operating Report

CASE NAME: MINORPLANET SYSTEMS USA, INC. *	ACCRUAL BASIS-5

CASE NUMBER: 04-31200 HDH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH: Mar-04

BANK RECONCILIATIONS

		Account #1	Account #2	Account #3	Account #4	Account #5
A.	BANK:	PNC Bank	JP Morgan Chase Bank	JP Morgan Chase Bank	JP Morgan Chase Bank	JP Morgan Chase Bank
B.	ACCOUNT NUMBER:	57-9009-3434	088-06397723	360-06310445	063-00066845	063-00066852
C.	PURPOSE (TYPE):	Money Market	Inc Operating account	Ltd Operating account	Inc Controlled Disbursement account (Note 1)	Ltd Controlled Disbursement account (Note 1)
1.	BALANCE PER BANK STATEMENT	$37,543	$1,753,778	$489,915	$0	$0
2.	ADD: TOTAL DEPOSITS NOT CREDITED			$6,166
3.	SUBTRACT: OUTSTANDING CHECKS		($23,153)		($338,956)	($11,295)
4.	OTHER RECONCILING ITEMS			($8,008)
5.	MONTH END BALANCE PER BOOKS	$37,543	$1,730,625	$491,758	$(338,956)	$(11,295)
6.	NUMBER OF LAST CHECK WRITTEN				148104	15130

BANK RECONCILIATIONS

		Account #6	Account #7	Account #8	Account #9	Account #10
A.	BANK:	JPMorgan Chase Bank	JPMorgan Chase Bank	JPMorgan Chase Bank	JPMorgan Chase Bank	Bank of Scotland
B.	ACCOUNT NUMBER:	360-06291496	360-06304976	360-06310452	360-06310924	0883-0558202
C.	PURPOSE (TYPE):	Inc Payroll checking	Inc Payroll Account - Certificate of Deposit	Ltd Payroll checking	Ltd Payroll Account - Certificate of Deposit	Corporate bank account
1.	BALANCE PER BANK STATEMENT	$26,188	$809,982	$36,802	$104,098	$2,065
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS	$(9,883)		($24,974)
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS	$16,305	$809,982	$11,828	$104,098	$2,065
6.	NUMBER OF LAST CHECK WRITTEN	19983		12768

BANK RECONCILIATIONS

		Account #11	Account #12	Account #13	Account #14
A.	BANK:	Bank of Scotland	Merrill Lynch	Neligan, Tarpley,
B.	ACCOUNT NUMBER:	0883-0168868	20S 07208	Adres & Foley LLP	FTI Consulting Inc.
C.	PURPOSE (TYPE):	Corporate bank account	Money market account	Escrow Account (Note 2)	Escrow Account (Note 3)
1.	BALANCE PER BANK STATEMENT	$1,978	$4,940
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS	$1,978	$4,940	$275,000	$200,000
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE			CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE			VALUE
7.	NONE
8.
9.
10.
11.	TOTAL INVESTMENTS

CASH

12.	CURRENCY ON HAND						$2,679
13.	TOTAL CASH — END OF MONTH						$3,338,549

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED AND CAREN (292) LIMITED.

NOTE 1: THIS IS A CONTROLLED DISBURSEMENT ACCOUNT; THUS, THE NEGATIVE BALANCE REPRESENTS OUTSTANDING CHECKS WRITTEN WHICH HAVE NOT YET CLEARED THE BANK. ITEMS CLEARED THROUGH THE BANK ARE FUNDED BY THE OPERATING ACCOUNT ON A DAILY BASIS.

NOTE 2: ESCROW ACCOUNT FOR PROFESSIONAL SERVICES RETAINER HELD ON BEHALF OF MINORPLANET SYSTEMS USA INC BY NELIGAN, TARPLEY, ANDRES, & FOLEY LLP.

NOTE 3: ESCROW ACCOUNT FOR PROFESSIONAL SERVICES RETAINER HELD ON BEHALF OF MINORPLANET SYSTEMS USA INC BY FTI CONSULTING INC..

Monthly Operating Report

CASE NAME: MINORPLANET SYSTEMS USA, INC. *	ACCRUAL BASIS-6

CASE NUMBER: 04-31200 HDH-11

MONTH: Mar-04

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	Bagley, David (Officer)	Gross salary	$10,733	$21,466
2.	Bagley, David (Officer)	Expense reimbursement	$30	$30
3.	Beverley, Michael (Director)	Director fees	$9,828	$9,828
4.	Bilbao, Ray (Officer)	Gross salary	$14,875	$29,750
5.	Bilbao, Ray (Officer)	Expense reimbursement	$110	$386
6.	Casey, Dennis (Officer)	Gross salary	$16,667	$33,334
7.	Casey, Dennis (Officer)	Expense reimbursement	$10,011	$10,011
8.	Gray, Robert (Officer)	Gross salary	$8,154	$16,308
9.	Gray, Robert (Officer)	Expense reimbursement	$92	$92
10.	Lambert, Robert (Officer)	Gross salary	$11,304	$22,608
11.	Lambert, Robert (Officer)	Expense reimbursement	$—	$555
12.	Quinn, Gerry (Director)	Director fees	$2,500	$4,914
13.	Smith, Michael (Officer)	Gross salary	$14,883	$29,766
14.	Smith, Michael (Officer)	Expense reimbursement	$—	$720
15.	Stupka, John (Director)	Director fees	$2,500	$4,914

16.	TOTAL PAYMENTS TO INSIDERS		$101,687	$184,682

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	NONE
2.
3	TOTAL PAYMENTS TO PROFESSIONALS

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Cardinal Collins	$93,203	$(93,203)	$—
2.	10 Street Business	$15,146	$(15,146)	$—
3.	Emkay Inc	$16,557	$(16,557)	$—
4.	Computer Atlanta	$32,772	$(30,142)	$2,631	NOTE 2
5.	Highline Capital	$1,694	$(1,694)	$—
6.	Cisco Systems Capital	$7,018	$(7,018)	$—
7.	N.A.I.	$408	$(408)	$—
8.	IOS Capital	$7,930	$(3,260)	$4,670	NOTE 2

9.	TOTAL	$174,728	$(167,428)	$7,300

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED AND CAREN (292) LIMITED.

NOTE 1 : MOTION HAS BEEN FILED TO REJECT LEASES.

NOTE 2: CREDITOR HAS AGREED TO WAIVE UNPAID AMOUNTS DUE PENDING ONGOING RE-NEGOTIATION OF LEASE.

Monthly Operating Report

CASE NAME: MINORPLANET SYSTEMS USA, INC. *	ACCRUAL BASIS-7

CASE NUMBER: 04-31200 HDH-11

MONTH: Mar-04

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

QUESTION 1.   OFFICE FURNITURE IN THE LOS ANGELES OFFICE WAS SOLD FOR $2,000. THE BANKRUPTCY COURT APPROVED THE REJECTION OF THE LOS ANGELES OFFICE LEASE AND THE SALE OF THE OFFICE FURNITURE.

QUESTION 4.   PAYMENTS OF PRE-PETITION LIABILITIES WERE APPROVED BY THE BANKRUPTCY COURT. SEE ATTACHMENT 7.1.

QUESTION 10. SEE POST-PETITION ACCOUNTS PAYABLE AGING AS OF MARCH 31, 2004 ON MONTHLY OPERATING REPORT #4. ALL INVOICES OVER 30 DAYS OLD AS OF MARCH 31, 2004 WERE PAID IN APRIL.

QUESTION 11. PAYMENTS OF PRE-PETITION TAXES WERE APPROVED BY THE BANKRUPTCY COURT. SEE ATTACHMENT 7.1.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY**
Workers’ Compensation	Federal Insurance Company (Chubb)	11/11/03 to 11/11/04	$19,000 - Quarterly
Package Commercial General Liability	Federal Insurance Company (Chubb)	11/11/03 to 11/11/04	$16,600 - Quarterly
Umbrella Liability	Liberty Insurance Underwriters	11/11/03 to 11/11/04	$5,300 - Monthly
Foreign Liability	Great Northern (Chubb)	11/11/03 to 11/11/04	$1000 - Quarterly
Automobile	Texas Pacififc Indemnity Comp (Chubb) & Federal Insurance Co (Chubb)	11/11/03 to 11/11/04	$27,000 - Quarterly
Primary Directors & Officers Liability	United States Fire Insurance Co	06/21/03 to 06/21/04	$125,000 - Annual
Excess Directors & Officers Liability	XL Specialty Insurance Company	06/21/03 to 06/21/04	$100,000 - Annual
Employed Lawyers E & O	Chubb Insurance Co	11/11/03 to 11/11/04	$5,300 - Annual
California Flood & Quake Policy	Scotsdale Insurance Co	06/21/03 to 06/21/04 (will not be renewed in 2004)	$13,500 - Annual
Run Off Directors & Officers Liability	Swett & Crawford	06/23/01 to 06/23/04 (will not be renewed in 2004)	$210,000 - 3 year policy
Employee Health Insurance	Blue Cross Blue Shield	10/01/03 to 09/30/04	$60,000 - Monthly
Employee Dental Insurance	Safeguard	10/01/03 to 09/30/04	$4,900 - Monthly
Employee Vision Insurance	Spectera	10/01/03 to 09/30/04	$700 - Monthly
Employee Life Insurance	Canada Life Assurance Co	10/01/03 to 09/30/04	$4,300 - Monthly

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED AND CAREN (292) LIMITED.

**	REPRESENTS APPROXIMATE PAYMENT AMOUNT.

MONTHLY OPERATING REPORT - ATTACHMENT 7.1
POST-PETITION PAYMENTS OF PRE-PETITITION LIABILITIES

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

Check #	Pymt Date	Apply Date	Vendor Code	Payee Name	Amount	Bank Account	Description
WT033004.01	3/31/2004	3/31/2004	VN000809	Connecticut Dept. of Revenue	$2,600.00	Operating	Sales Tax**
WT033004.02	3/31/2004	3/31/2004	3240	Ilinois Department of Revenue - Telecom Excis	$15,977.56	Operating	Sales Tax **
WT032204.07	3/22/2004	3/22/2004	VN000205	Arkansas Department of Finance & Admin	$190.42	Operating	Sales Tax **
WT032204.06	3/22/2004	3/22/2004	3100	Illinois Department of Revenue	$560.38	Operating	Sales Tax **
WT032204.05	3/22/2004	3/22/2004	VN000131	Indiana Department of Revenue	$2,034.00	Operating	Sales Tax **
WT031004	3/10/2004	3/26/2004	2529	Internal Revenue Svc.-Form 720	$7,491.87	Operating	Form 720 Tax**
WT032504	3/25/2004	3/26/2004	2529	Internal Revenue Svc.-Form 720	$21,947.59	Operating	Form 720 Tax**
WT032404.01	3/24/2004	3/24/2004	VN000204	Kansas Department of Revenue	$581.19	Operating	Sales Tax **
WT032404.03	3/24/2004	3/24/2004	VN000204	Kansas Department of Revenue	$283.30	Operating	Sales Tax **
WT032204.04	3/22/2004	3/22/2004	VN000352	Minnesota Department of Revenue - Sales	$370.00	Operating	Sales Tax **
WT031504	3/15/2004	3/15/2004	VN001321	Nebraska State Treasurer	$350.30	Operating	Sales Tax **
WT032404.04	3/24/2004	3/24/2004	VN000615	New Mexico Taxation & Revenue Dept	$45.95	Operating	Sales Tax **
WT032404.02	3/24/2004	3/24/2004	VN002255	Ohio Department of Taxation	$3,597.86	Operating	Sales Tax **
WT032204.02	3/22/2004	3/22/2004	VN000203	Oklahoma Tax Commission	$382.21	Operating	Sales Tax **
WT032204.01	3/22/2004	3/22/2004	928	State Comptroller	$25,730.69	Operating	Sales Tax **
WT032204.03	3/22/2004	3/22/2004	VN002014	State of New Jersey	$306.82	Operating	Sales Tax **
148083	3/30/2004	3/30/2004	VN002405	Alabama Department of Revenue	$225.90	CDA	Sales Tax **
148086	3/30/2004	3/30/2004	VN001789	California High Cost Fund - A	$265.51	CDA	Sales Tax **
148087	3/30/2004	3/30/2004	VN000606	California High Cost Fund-B	$3,435.96	CDA	Sales Tax **
148088	3/30/2004	3/30/2004	VN000607	California Relay Service and Comm Device	$468.54	CDA	Sales Tax **
147991	3/12/2004	3/12/2004	1268	Casey, Dennis (expense reports)	$3,800.35	CDA	Employee expense reimbursement
148060	3/26/2004	3/26/2004	VN002354	City of Brighton	$20.42	CDA	Sales Tax **
148030	3/22/2004	3/22/2004	VN000639	City of Los Angeles	$2,569.04	CDA	Sales Tax **
148031	3/22/2004	3/22/2004	VN000643	City of Sacramento	$1,858.39	CDA	Sales Tax **
148032	3/22/2004	3/22/2004	VN000608	Colorado Dept. of Revenue	$253.00	CDA	Sales Tax **
148090	3/30/2004	3/30/2004	VN000608	Colorado Dept. of Revenue	$33.20	CDA	Sales Tax **
148033	3/22/2004	3/22/2004	VN000323	Florida Department of Revenue	$40.47	CDA	Sales Tax **
148034	3/22/2004	3/22/2004	1944	Georgia Department of Revenue	$859.15	CDA	Sales Tax **
148104	3/31/2004	3/31/2004	3240	Ilinois Department of Revenue - Telecom Excis	$17,176.50	CDA	Sales Tax
147992	3/15/2004	3/15/2004	VN000131	Indiana Department of Revenue	$204.92	CDA	Sales Tax **
148035	3/22/2004	3/22/2004	VN000262	Iowa Department of Revenue	$383.44	CDA	Sales Tax **
148036	3/22/2004	3/22/2004	VN001652	Kentucky State Treasurer	$235.90	CDA	Sales Tax **
147994	3/15/2004	3/15/2004	VN000980	Louisiana Department of Revenue	$63.00	CDA	Sales Tax **
147995	3/15/2004	3/15/2004	VN000591	Michigan Department of Treasury	$3,403.99	CDA	Sales Tax **
148037	3/22/2004	3/22/2004	VN000591	Michigan Department of Treasury	$705.07	CDA	Sales Tax **
148038	3/22/2004	3/22/2004	VN000612	Mississippi State Tax Commission	$207.00	CDA	Sales Tax **
147996	3/15/2004	3/15/2004	2442	Missouri Department of Revenue	$117.08	CDA	Sales Tax **
148039	3/22/2004	3/22/2004	2442	Missouri Department of Revenue	$73.89	CDA	Sales Tax **
148040	3/22/2004	3/22/2004	2442	Missouri Department of Revenue	$3,931.70	CDA	Sales Tax **
148049	3/24/2004	3/24/2004	VN001281	Nebraska Department of Revenue	$335.01	CDA	Sales Tax **
147997	3/15/2004	3/15/2004	VN002398	Nebraska Public Service Commission	$50.00	CDA	Sales Tax **
147998	3/15/2004	3/15/2004	VN000637	NECA KUSF	$379.96	CDA	Sales Tax **
148050	3/24/2004	3/24/2004	VN000636	NECA TXUSF	$6,620.85	CDA	Sales Tax **
147979	3/12/2004	3/12/2004	VN001357	New York Department of State	$9.00	CDA	Sales Tax **
148041	3/22/2004	3/22/2004	VN001357	New York Department of State	$9.00	CDA	Sales Tax **
147999	3/15/2004	3/15/2004	VN001191	New York State Corporation Tax	$7,091.86	CDA	Sales Tax **
148042	3/22/2004	3/22/2004	VN002243	New York State Sales Tax	$1,491.32	CDA	Sales Tax **
148000	3/15/2004	3/15/2004	VN000263	North Carolina Department of Revenue	$417.19	CDA	Sales Tax
148001	3/15/2004	3/15/2004	VN000263	North Carolina Department of Revenue	$44.75	CDA	Sales Tax **
147939	3/1/2004	3/1/2004	VN002344	Safe Guard	$167.29	CDA	Employee Benefits - Dental Insurance
148044	3/22/2004	3/22/2004	VN000616	South Dakota Department of Revenue	$219.00	CDA	Sales Tax **
148097	3/30/2004	3/30/2004	VN000616	South Dakota Department of Revenue	$1,028.76	CDA	Sales Tax **
147940	3/1/2004	3/1/2004	VN002343	Spectera	$24.68	CDA	Employee Benefits - Vision Insurance
147960	3/5/2004	3/5/2004	VN002343	Spectera	$736.85	CDA	Employee Benefits - Vision Insurance
148098	3/30/2004	3/30/2004	VN000983	State Board of Equalization - Excise Tax	$1,168.09	CDA	Sales Tax **
148002	3/15/2004	3/15/2004	3242	Tennessee Dept of Revenue	$15.00	CDA	Sales Tax **
148045	3/22/2004	3/22/2004	3242	Tennessee Dept of Revenue	$2,119.00	CDA	Sales Tax **
148101	3/30/2004	3/30/2004	VN001048	Universal Lifeline Telephone Service	$1,717.98	CDA	Sales Tax **
148102	3/30/2004	3/30/2004	VN002406	Utah Public Service Commission	$15.85	CDA	Sales Tax **
148046	3/22/2004	3/22/2004	VN000311	Wisconsin Department of Revenue	$4,164.00	CDA	Sales Tax **

MONTHLY OPERATING REPORT - ATTACHMENT 7.1
POST-PETITION PAYMENTS OF PRE-PETITITION LIABILITIES

CASE NAME: MINORPLANET SYSTEMS USA, INC. *

CASE NUMBER: 04-31200 HDH-11

Check #	Pymt Date	Apply Date	Vendor Code	Payee Name	Amount	Bank Account	Description
148103	3/30/2004	3/30/2004	VN000311	Wisconsin Department of Revenue	$6,327.15	CDA	Sales Tax
3932	3/15/2004	3/15/2004	990	Napoli, Dave	$44.61	Payroll	Employee expense reimbursement
4084	3/15/2004	3/15/2004	500113	Anderson, Steve	$40.00	Payroll	Employee expense reimbursement
4094	3/15/2004	3/15/2004	500403	Douglas-Brown, Donna R.	$9.51	Payroll	Employee expense reimbursement
4104	3/15/2004	3/15/2004	1191	Hearn, John	$92.65	Payroll	Employee expense reimbursement
4120	3/15/2004	3/15/2004	500399	McCumons, Eric N.	$4.15	Payroll	Employee expense reimbursement
4128	3/15/2004	3/15/2004	500432	Pickerill, Andrew	$522.52	Payroll	Employee expense reimbursement
4184	3/31/2004	3/31/2004	500432	Pickerill, Andrew	$127.74	Payroll	Employee expense reimbursement
4185	3/31/2004	3/31/2004	500432	Pickerill, Andrew	$32.22	Payroll	Employee expense reimbursement
4186	3/31/2004	3/31/2004	500432	Pickerill, Andrew	$14.00	Payroll	Employee expense reimbursement
4187	3/31/2004	3/31/2004	500432	Pickerill, Andrew	$19.00	Payroll	Employee expense reimbursement
4129	3/15/2004	3/15/2004	500432	Pickerill, Andrew	$489.71	Payroll	Employee expense reimbursement

				Total	$158,331.27

*	FINANCIAL INFORMATION REPORTED INCLUDES MINORPLANET SYSTEMS USA INC. AND ITS WHOLLY-OWNED SUBSIDIARIES, MINORPLANET SYSTEMS USA LIMITED AND CAREN (292) LIMITED.

**	PAYMENT INCLUDED TAXES COLLECTED ON BILLING CYCLES THAT COVERED BOTH PRE AND POST-PETITION PERIODS.